UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    September 28, 2005
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                         CALIFORNIA WATER SERVICE GROUP
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    1-13883              77-0448994
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(State or other jurisdiction        (Commission         (I.R.S. Employer
     of Incorporation)              File Number)       Identification No.)


     1720 North First Street, San Jose, CA.                      95112
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   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code     1-408-367-8200
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 5.02 Appointment of Acting Principal Officers


     On September 28, 2005, California Water Service Group announced that it had named John S. Tootle, Corporate Counsel, as Acting Vice President, Chief Financial Officer and Treasurer and placed Richard D. Nye on administrative leave following the filing of a civil suit by the Securities and Exchange Commission against Mr. Nye; the suit relates to a position that Mr. Nye held previously at another company.

     Mr. Tootle, age 51, served as California Water Service Group's Corporate Counsel prior to assuming this position. He joined the company in May of 2000 when it acquired Dominguez Services Corporation, where he had served as Chief Financial Officer since 1987. Before joining Dominguez Services Corporation's executive team, Mr. Tootle served as Chief Financial Officer for United Business Interiors, Senior Internal Auditor for Republic Corporation, and Auditor for PricewaterhouseCoopers. Mr. Tootle is an attorney and certified public accountant. As Corporate Counsel, Mr. Tootle has benefits similar to those of the officers of the company. The terms of his employment have not changed.

     Mr. Tootle has no family relationship with any director or other officer of the company. He has had no material interest in any transaction with the company since the beginning of the company's last fiscal year.

     A copy of the news release issued on September 28, 2005 announcing the management change is filed herewith as Exhibit 99.1


(c) Exhibits.

     99.1 The news release issued by California Water Service Group on September 28, 2005.


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

                                   SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CALIFORNIA WATER SERVICE GROUP
                                    ------------------------------
                                            (Registrant)



Date: September 29, 2005            By:  /s/ John S. Tootle
                                       ----------------------------------------
                                         John S. Tootle
                                         Acting Vice President,
                                         Chief Financial Officer and Treasurer


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


                                  Exhibit Index


Exhibit No.                                 Description
-----------                                 -----------

  99.1 Press release of the registrant dated September 28, 2005 which announces management changes.


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